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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 28, 2002
               -------------------------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                            ONYX SOFTWARE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Washington                     0-25361                91-1629814
-------------------------------  -----------------------  ---------------------
 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
      of Incorporation)                                    Identification No.)

        3180-139th Avenue SE, Suite 500, Bellevue, Washington 98005-4091
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               (Address of Principal Executive Offices)       (Zip Code)

                                 (425) 451-8060
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              (Registrant's Telephone Number, Including Area Code)

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events

     On January 28, 2002, Onyx Software Corporation, a Washington corporation, entered into an underwriting agreement with Wells Fargo Securities, LLC in connection with the offering of 5,725,000 shares of its common stock at a price to the public of $3.50 per share. In addition, Onyx granted Wells Fargo an option to purchase an additional 600,000 shares of its common stock to cover over-allotments, if any. The offering is being made pursuant to a shelf registration statement, as amended, on Form S-3 (File No. 333-50428) filed by Onyx on January 12, 2001. Copies of the underwriting agreement and the press release related to the offering are attached as Exhibits 1.1 and 99.1 and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits

(c)   Exhibits

 1.1 Underwriting Agreement, dated January 28, 2002, between Onyx and Wells Fargo Securities, LLC

99.1  Press Release of Onyx Software Corporation dated January 28, 2002

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Onyx has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ONYX SOFTWARE CORPORATION

Dated: January 29, 2002                By: /s/ Brent R. Frei
                                           -------------------------------------
                                           Brent R. Frei
                                           Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------

1.1 Underwriting Agreement, dated January 28, 2002, between Onyx and Wells Fargo Securities, LLC

99.1               Press Release of Onyx Software Corporation dated January 28,
                   2002

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